                                                                     EXHIBIT 2.1

------------------------------------------------------------------------------
                         CLOSING STATEMENT INFORMATION
------------------------------------------------------------------------------

Property Name:      DEERFIELD MALL

Seller: FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII, an Illinois limited partnership

Purchaser:          Deerfield Retail LLC, a Delaware limited liability company

Proration Date:     11/11/1999

Proration as of:    11:59 PM, THURSDAY, NOVEMBER 11, 1999

Closing Date:       11/12/1999

Closing as of:      NOVEMBER 12, 1999

Tax Begin Date:     1/1/1999

Tax End Date:       12/31/1999

Month Begin Date    11/1/1999

Month End Date      11/30/1999

                               CLOSING STATEMENT
                                  FOR SALE OF
                                DEERFIELD MALL

________________________________________________________________________________

SELLER: FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII, an Illinois limited partnership

PURCHASER:                 Deerfield Retail LLC,
                           a Delaware limited liability company

PRORATION DATE:            11:59 PM, THURSDAY, NOVEMBER 11, 1999

CLOSING (FUNDING) DATE:    NOVEMBER 12, 1999

________________________________________________________________________________

                                                                                    CREDIT                CREDIT
                                                                                 PURCHASER                SELLER
                                                                          ----------------      ----------------
PURCHASE PRICE                                                                                     34,700,000.00

EARNEST MONEY (held by Chicago Title Insurance Company)                         700,000.00

INTEREST ON EARNEST MONEY                                                              POC

LOAN PAYABLE TO PRINCIPAL LIFE INSURANCE CO.                                 16,130,516.27

INTEREST PAYABLE TO PRINCIPAL LIFE INSURANCE (11/1-11/11/99)                     37,458.63

PRO-RATE REAL ESTATE TAXES                                                                            106,292.18
         [See Schedule A]

PRO-RATE ANCHOR REAL ESTATE TAX PAYMENTS                                                              318,304.01
         [See Schedule A]

REAL ESTATE TAX ESCROW WITH LENDER                                                                      4,974.15

TENANT CREDITS [See Schedule B]                                                  21,276.09

PRO-RATE NOVEMBER, 1999 RETAIL LEASE CHARGES                                    194,217.44
         [See Schedule D]

PRO-RATE SERVICE CONTRACTS [See Schedule C]                                       1,714.63

SECURITY DEPOSITS [See Schedule E]                                               85,697.35
                                                                          ----------------      -----------------
         SUBTOTALS                                                           17,170,880.41         35,129,570.35

CASH AMOUNT DUE TO SELLER                                                    17,958,689.93
                                                                          ----------------      -----------------
         TOTAL CREDITS                                                       35,129,570.35         35,129,570.35
                                                                          ================      =================

APPROVED: SELLER                                                          APPROVED: PURCHASER

FIRST CAPITAL INCOME AND GROWTH FUND - SERIES XII,                        Deerfield Retail LLC,
an Illinois limited partnership                                           a Delaware limited liability company

By: First Capital Financial Corporation, its                              By: RetailInvest II, L.P., Sole member and
general partner                                                           Manager

By:  ________________________________________                             By: RetailInvest II GP LLC, General Partner
Its:  _______________________________________
                                                                          By: Investcorp Properties Limited,
                                                                          Manager

                                                                          By:  _________________________________________
                                                                          Its:  ________________________________________

Note: Utilities shall be prorated after closing upon receipt

-------------------------------------------------------------------------------

                                DEERFIELD MALL

                          SOURCES AND USES STATEMENT

-------------------------------------------------------------------------------

                         PURCHASER'S SOURCES AND USES:
                         ----------------------------

BALANCE OF CASH TO BE FUNDED BY PURCHASER                                                               17,958,689.93
                                                                                                       ---------------

ADDITIONAL CASH OUTLAYS BY PURCHASER:

           TITLE CHARGES & LOAN ASSUMPTION FEES
                    Base Title Premium (50%)                                                 37,862.50
                    Loan Policy Fee                                                             100.00
                    Survey Fees (50%)                                                         3,750.00
                    Transfer Stamps (50%)                                                   121,450.00
                    Search and Exam Fee (50%)                                                   250.00
                    Alta Form 9 endorsement (50%)                                             3,786.25
                    Endorsement Costs (50%)                                                      12.50
                    Out of Pocket Costs                                                          75.00
                    Estimated recording fees for sale (Excluding Loan) (50%)                    250.00
                    Closing fees (50%)                                                          375.00
                    Survey Endorsement (100%)                                                   100.00
                    Variable Rate Endorsement (100%)                                             25.00

                                                                                       ----------------
           PURCHASERS CLOSING COSTS                                                                        168,036.25


TOTAL CASH OUTLAY BY PURCHASER                                                                          18,126,726.18
                                                                                                       ===============

Note: All fees of Purchaser related to the assumption of the loan shall be paid outside of closing.

--------------------------------------------------------------------------------

                                  SELLER'S SOURCES AND USES:
                                  -------------------------

EARNEST MONEY                                                                                              700,000.00
CASH AMOUNT DUE TO SELLER                                                                               17,958,689.93
                                                                                                       ---------------
TOTAL SELLER'S  SOURCES                                                                                 18,658,689.93
                                                                                                       ---------------

ITEMS PAYABLE FROM SELLER'S PROCEEDS AT CLOSING:

                    Base Title Premium (50%)                                                 37,862.50
                    Survey Fees (50%)                                                         3,750.00
                    Transfer Stamps (50%)                                                   121,450.00
                    Search and Exam Fee (50%)                                                   250.00
                    Alta Form 9 endorsement (50%)                                             3,786.25
                    Endorsement Costs (50%)                                                      12.50
                    Out of Pocket Costs                                                          75.00
                    Recording fees (50%)                                                        375.00
                    Closing fees (50%)                                                          375.00
                                                                                       ----------------
           SELLERS CLOSING COSTS                                                                           167,936.25

BROKER COMMISSION PAYABLE TO BEN CARTER ASSOCIATES                                                         297,000.00

LEGAL FEES PAYABLE TO NEAL, GERBER & EISENBERG                                                                    POC

TOTAL CASH OUTLAY BY SELLER                                                                                464,936.25
                                                                                                       ---------------

BALANCE TO SELLER                                                                                       18,193,753.68
                                                                                                       ===============



                                  SCHEDULE A

--------------------------------------------------------------------------------

DEERFIELD MALL
PRO-RATE 1999 PROPERTY TAXES
PRORATION MADE AS OF:           11:59 PM, THURSDAY, NOVEMBER 11, 1999

--------------------------------------------------------------------------------

     ACTUAL 1999 REAL ESTATE TAXES:
               18204-07-00100                                                      775,932.94
               18204-07-00200                                                       see above
               18204-09-00100                                                       see above
                                                                                  -----------
     TOTAL 1999 REAL ESTATE TAXES:                                                 775,932.94

     ACTUAL 1999 REAL ESTATE TAXES                                                 775,932.94

     SELLER'S PRORATA SHARE OF 1999 TAXES                    315 /365                  86.301%
                                                                                  -----------

     SELLER'S SHARE OF 1999 TAXES                                                  669,640.76

     LESS AMOUNT PAID BY SELLER                                                    775,932.94
                                                                                  -----------
                                                                                  -----------
     CREDIT DUE TO PURCHASER (SELLER):                                            (106,292.18)
                                                                                  ===========

     ESTIMATED AMOUNTS PAID BY ANNUAL RET PAYERS [2] (excludes sales taxes):

               Citibank                              8,030.91
               General Cinema                       49,373.82
               Marshalls                            51,222.07
               Publix                               81,533.46
               TJ Maxx                             153,057.17
               Walgreens                            25,611.03

                                                 ------------
               TOTAL                               368,828.46
                                                 ============
                                                                                  -----------
     PRORATA SHARE OF TAX PAYMENTS                 368,828.46        86.301%       318,304.01
                                                                                  ===========

    NOTES:
    -----
       [1] The 1999 real estate taxes have been paid in full.

       [2] Is the amount billed tenants based on the 1998 tax bill. This amount to be prorated post closing.

                                  SCHEDULE B

-------------------------------------------------------------------------------

     DEERFIELD MALL
     TENANT PREPAID RENTS AND CREDITS
     PRORATION MADE AS OF:      11:59 PM, THURSDAY, NOVEMBER 11, 1999

-------------------------------------------------------------------------------

                                                         AMOUNT
             MERCHANT NAME                               PREPAID
         --------------------------------------------------------------
                              -------
                              CREDITS
                              -------
                              Auto Insurance                10.01
                              Citicorp                     341.37
                              Deerfield Optometric         809.43
                              Delta Airlines               772.30
                              Dryclean USA                 208.74
                              Dryclean Cinema            5,817.32
                              Marshalls                  3,017.06
                              OfficeMax                  4,413.44
                              Sally Beauty                 218.94
                              Taco Bell                  1,344.05
                              T.J. Maxx                  4,323.43

                                                      ------------

                    TOTAL PREPAID RENTS/CREDITS CREDITED TO PURCHASER      21,276.09
                                                                        ============

                                  SCHEDULE C

-------------------------------------------------------------------------------

DEERFIELD MALL
RECURRING PAYABLES PRORATION
PRORATION MADE AS OF:                11:59 PM, THURSDAY, NOVEMBER 11, 1999

-------------------------------------------------------------------------------

                                                                                                                CREDIT DUE
                                                                         BILLING PERIOD      # of DAYS           PURCHASER
VENDOR NAME                                        PAYMENT              BEGIN       END         CREDIT         or (SELLER)
---------------------------------------------------------------------------------------------------------------------------
PAID BY SELLER:

Christmas Consultants                              (5,000.00)           11/15/99    12/31/99          0        (5,000.00)
Broward County/Canal Agreement                     (5,000.00)           01/01/99    12/31/99         50          (684.93)

                                                   TOTAL CREDIT DUE TO PURCHASER (SELLER)                      (5,684.94)
                                                                                                            ------------

PAYABLE BY BUYER:

Quality Power Sweeping-Sweeping                      3,445.83            11/1/99     11/30/99        11         1,263.47
Quality Power Sweeping-Janitorial                    1,800.00            11/1/99     11/30/99        11           660.00
JDH  Property Management- Landscaping                4,500.00            11/1/99     11/30/99        11         1,650.00
JDH  Property Management - Fountain Maintenance        275.00            11/1/99     11/30/99        11           100.83
Prestige Pest Control  - Pest Control                  132.50            11/1/99     11/30/99        11            48.58
Prestige Pest Control  - Lawn Control                  700.00            11/1/99     11/30/99        11           256.67
Aquagenix Land-Water Technologies                      176.00            11/1/99     11/30/99        11            64.53
A to Z Plumbing  - Backflow preventors inspection    3,832.34             1/1/99     12/31/99       315         3,307.36
Wiginton Fire Sprinklers - Quarterly fee               402.50            11/1/99      1/31/00        11            48.13

                                                   TOTAL CREDIT DUE TO PURCHASER (SELLER)                       7,399.57
                                                                                                            ------------

                                                    NET CREDIT DUE TO PURCHASER (SELLER)                        1,714.63
                                                                                                            ============

--------------------------------------------------------------------------------

DEERFIELD MALL
RETAIL TENANTS MONTHLY CHARGES
PRORATION MADE AS OF:              11:59 PM, THURSDAY, NOVEMBER 11, 1999

----------------------------------------------------------------------------------------------------------------------------
                                                                                                      NOVEMBER       TOTAL
                                   SUITE                NOVEMBER        NOVEMBER        NOVEMBER       SALES        NOVEMBER
      MERCHANT NAME                NUMBER   SF            RENT            CAM             RET           TAX         CHARGES
----------------------------------------------------------------------------------------------------------------------------
ARRAY                              1436      1,200    $  1,557.00      $   130.00   $   212.00        113.94     $  2,012.94
AUTO INSURANCE WORLD               1014        660    $  1,127.50      $    59.95   $   116.60         78.24     $  1,382.29
AVMED                              1444      1,600    $  2,200.00      $   173.33   $   282.67        159.36     $  2,815.36
BILOTTI ITALIAN GRILL              1502      1,537       1,985.29      $   166.51   $   271.54        145.40     $  2,568.74
BLACKWELDERS (Primary Space)       1518      5,000    $  5,627.50      $   650.00   $   879.16        429.40     $  7,586.06
BLACKWELDERS-(Secondary Space)     1518A     6,000    $    500.00      $   541.67   $ 1,064.17        126.35     $  2,232.19
BOCA DEERFIELD FOOTCARE A          1308      1,200    $  1,600.00      $   130.00   $   212.00        116.52     $  2,058.52
BOUKZAM, DR. MARK A., D.D          1606      1,000    $  1,763.33      $    90.83   $   176.67        121.84     $  2,152.67
CAT HOSPITAL                       1604        750    $  1,250.00      $    68.13   $   132.50         87.04     $  1,537.67
CICI's PIZZA                       1424      4,000    $  3,833.33      $   433.33   $   706.66        298.40     $  5,271.72
CITICORP SAVINGS                   2P        2,520    $  6,833.33      $     0.00   $     0.00        410.00     $  7,243.33
CLASS JEWELERS                     1106      1,200    $  1,800.00      $   130.00   $   212.00        128.52     $  2,270.52
CLOTHESTIME  (#0407)               1402      3,500    $  4,320.00      $   317.92   $     0.00        278.28     $  4,916.20
DAIRY QUEEN                        1454      1,491    $  1,988.00      $   161.53   $   263.41        144.78     $  2,557.72
DEERFIELD BUZZ LIMITED, I          1010      1,540    $  2,117.50      $   166.83   $   272.06        153.38     $  2,709.77
DEERFIELD OPTOMETRIC CENT          1206      2,000    $  2,750.00      $   216.67   $   353.33        199.20     $  3,519.20
DEERFIELD TRAVEL                   1006        750    $  1,218.75      $    68.13   $   132.50         85.16     $  1,504.54
DELTA AIRLINES                     1004      1,700    $  3,327.75      $   154.42   $   300.33        226.95     $  4,009.45
DISTINCTIVE CARPET & TILE          1110      1,200    $  1,600.00      $   212.00   $   212.00        116.52     $  2,140.52
DOLLAR TREE STORES, INC.           1210      4,000    $  4,666.67      $   433.33   $   706.67        348.40     $  6,155.07
DRYCLEAN - U.S.A.                  1002      2,370    $  4,937.50      $   434.50   $   418.70        347.44     $  6,138.14
FAMOUS FOOTWEAR (#1215)            1412      8,700    $  9,787.50      $   942.50   $ 1,537.00        736.02     $ 13,003.02
GENERAL CINEMA                     1500     32,368    $ 36,548.87      $ 2,832.20   $     0.00      2,362.86     $ 41,743.93
HABER CHIROPRACTIC CENTER          1310      1,200    $  2,200.00      $   130.00   $   212.00        152.52     $  2,694.52
HAIR-AN                            1102      1,200    $  2,026.27      $   130.00   $   212.00        142.10     $  2,510.37
HEARx                              1422      1,600    $  2,160.90      $   173.33   $   282.67        157.02     $  2,773.92
HIT OR MISS (#436)                 1410      3,475    $  3,764.58      $   301.17   $   613.92        280.78     $  4,960.45
IDEAL CUT DIAMONDS                 1425        803    $  1,650.00      $   433.98   $   353.86                   $  2,437.84
ISSAC'S INTERNATIONAL DELI         1440      3,200    $  4,159.82      $   290.67   $   565.33        300.94     $  5,316.76
LAW OFFICES OF COMITER, P          1008      1,000    $  1,302.50      $   108.33   $   176.67         95.25     $  1,682.75
LET'S TALK CELLULAR & WIR          1438      1,200    $  1,600.00      $   140.83   $   229.67        118.23     $  2,088.73
LOLA'S FASHIONS                    1432      1,200    $  1,822.00      $   130.00   $   212.00        129.84     $  2,293.84
LOU'S HALLMARK                     1202      2,400    $  3,100.00      $   218.00   $   424.00        224.52     $  3,966.52
MARSHALLS (#325)                   1400     27,000    $ 16,875.00      $ 2,075.86   $     0.00      1,126.77     $ 20,077.63
MATTRESS DISCOUNTERS               1601      4,000    $  7,333.33      $   433.33   $   706.66        508.40     $  8,981.72
NEW ART GALLERY                    1446      6,400    $  4,720.00      $   693.33   $ 1,130.67        392.64     $  6,936.64
OFFICEMAX (#87)                    1600     29,760    $ 21,443.75      $ 1,919.92   $ 5,355.47      1,723.15     $ 30,442.29
PAK MAIL                           1312      1,200    $  1,700.00      $   130.00   $   212.00        122.52     $  2,164.52
PAYLESS SHOESOURCE STORE           1406      3,525    $  5,287.50      $   608.06   $   622.75        391.10     $  6,909.41
PIN YIN CHINESE                    1506      4,110    $  4,966.25      $   445.25   $   726.10        368.26     $  6,505.86
PUBLIX (#348)                      1100     42,112    $ 21,056.00      $     0.00   $     0.00                   $ 21,056.00
RADIO SHACK                        1108      2,400    $  3,000.00      $   260.00   $   424.00        221.04     $  3,905.04
RAG SHOPS/DEERFIELD                1516      7,200    $  5,100.00      $   360.00   $ 1,164.32        397.46     $  7,021.78
SALLY BEAUTY SUPPLY (#124          1420      1,600    $  2,800.00      $   173.33   $   282.67        195.36     $  3,451.36
SUPERCUTS (#FL1239)                1314      1,200    $  1,650.00      $   130.00   $   212.00                   $  1,992.00
TACO BELL (#3927)                  8P        2,450    $  6,612.50      $   210.29   $   432.83        435.34     $  7,690.96
TJ MAXX (#710)/SPORTS AUT          1300     78,823    $ 36,127.21      $ 1,970.58   $     0.00      2,285.87     $ 40,383.66
TODAYS HAIR & NAIL                 1434      2,400    $  3,200.00      $   260.00   $   424.00        233.04     $  4,117.04
VITAMIN EMPORIUM                   1104      1,200    $  1,700.00      $   130.00   $   212.00        122.52     $  2,164.52
WALGREEN'S (#1947)                 1200     13,500    $ 13,781.25      $     0.00   $     0.00                   $ 13,781.25
WALL FURNITURE                     1316      3,000    $      0.00      $   325.00   $   530.00         51.30     $    906.30

                                          ----------------------------------------------------------------------------------
                                           334,244     282,921.68       20,565.04    23,967.56     17,276.03      344,730.31
                                          ==================================================================================

---------------------------------------------------------------------------------------------------------------------------
                                     NOVEMBER          LESS            NOVEMBER          NOVEMBER            PURCH.
                                      CHARGES        SALES TAXES        CHARGES           CHARGES            PRORATA
      MERCHANT NAME                    PAID           PAID [1]      PAID LESS TAXES     OUTSTANDING          SHARE
---------------------------------------------------------------------------------------------------------------------------
ARRAY                                       -                 -                  -            2,012.94             -
AUTO INSURANCE WORLD                 1,382.29             78.24           1,304.05                   -        825.90
AVMED                                2,815.36            159.36           2,656.00                   -      1,682.13
BILOTTI ITALIAN GRILL                2,568.74            145.40           2,423.34                   -      1,534.78
BLACKWELDERS (Primary Space)         7,586.06            429.40           7,156.66                   -      4,532.55
BLACKWELDERS-(Secondary Space)       2,232.19            126.35           2,105.84                   -      1,333.70
BOCA DEERFIELD FOOTCARE A            1,762.14            116.52           1,645.62              296.38      1,042.23
BOUKZAM, DR. MARK A., D.D                   -                 -                  -            2,152.67             -
CAT HOSPITAL                                -                 -                  -            1,537.67             -
CICI's PIZZA                         5,271.74            298.40           4,973.34               (0.02)     3,149.78
CITICORP SAVINGS                     7,243.33            410.00           6,833.33                   -      4,327.78
CLASS JEWELERS                              -                 -                  -            2,270.52             -
CLOTHESTIME  (#0407)                 4,916.20            278.28           4,637.92                   -      2,937.35
DAIRY QUEEN                          2,557.72            144.78           2,412.94                   -      1,528.20
DEERFIELD BUZZ LIMITED, I                   -                 -                  -            2,709.77             -
DEERFIELD OPTOMETRIC CENT            3,519.20            199.20           3,320.00                   -      2,102.67
DEERFIELD TRAVEL                            -                 -                  -            1,504.54             -
DELTA AIRLINES                       4,009.45            226.95           3,782.50                   -      2,395.58
DISTINCTIVE CARPET & TILE            2,034.52            110.52           1,924.00              106.00      1,218.53
DOLLAR TREE STORES, INC.             5,095.07            348.40           4,746.67            1,060.00      3,006.22
DRYCLEAN - U.S.A.                    6,138.14            347.44           5,790.70                   -      3,667.44
FAMOUS FOOTWEAR (#1215)             13,003.02            736.02          12,267.00                   -      7,769.10
GENERAL CINEMA                      41,743.93          2,362.86          39,381.07                   -     24,941.34
HABER CHIROPRACTIC CENTER            2,694.52            152.52           2,542.00                   -      1,609.93
HAIR-AN                              2,510.37            142.10           2,368.27                   -      1,499.90
HEARx                                2,773.92            157.02           2,616.90                   -      1,657.37
HIT OR MISS (#436)                          -                 -                  -            4,960.45             -
IDEAL CUT DIAMONDS                   2,437.84                 -           2,437.84                   -      1,543.97
ISSAC'S INTERNATIONAL DELI                  -                 -                  -            5,316.76             -
LAW OFFICES OF COMITER, P            1,682.75             95.25           1,587.50                   -      1,005.42
LET'S TALK CELLULAR & WIR            2,088.73            118.23           1,970.50                   -      1,247.98
LOLA'S FASHIONS                      2,293.84            129.84           2,164.00                   -      1,370.53
LOU'S HALLMARK                       3,966.52            224.52           3,742.00                   -      2,369.93
MARSHALLS (#325)                    20,077.63          1,126.77          18,950.86                   -     12,002.21
MATTRESS DISCOUNTERS                 8,981.72            506.40           8,473.32                   -      5,366.44
NEW ART GALLERY                      6,936.64            392.64           6,544.00                   -      4,144.53
OFFICEMAX (#87)                     30,442.29          1,723.15          28,719.14                   -     18,188.79
PAK MAIL                             2,164.52            122.52           2,042.00                   -      1,293.27
PAYLESS SHOESOURCE STORE             6,909.41            391.10           6,518.31                   -      4,128.26
PIN YIN CHINESE                      6,137.60                 -           6,137.60                   -      3,887.15
PUBLIX (#348)                       21,056.00                 -          21,056.00                   -     13,335.47
RADIO SHACK                          3,905.04            221.04           3,684.00                   -      2,333.20
RAG SHOPS/DEERFIELD                  7,021.78            397.46           6,624.32                   -      4,195.40
SALLY BEAUTY SUPPLY (#124            3,451.36            195.36           3,256.00                   -      2,062.13
SUPERCUTS (#FL1239)                  1,992.00                 -           1,992.00                   -      1,261.60
TACO BELL (#3927)                    7,690.96            435.34           7,255.62                   -      4,595.23
TJ MAXX (#710)/SPORTS AUT           40,383.66          2,285.87          38,097.79                   -     24,128.60
TODAYS HAIR & NAIL                   4,072.96            233.04           3,839.92               44.08      2,431.95
VITAMIN EMPORIUM                     2,164.52            122.52           2,042.00                   -      1,293.27
WALGREEN'S (#1947)                  13,781.25                 -          13,781.25                   -      8,728.13
WALL FURNITURE                         906.30             51.30             855.00                   -        541.50

                                   ---------------------------------------------------------------------------------

                                   322,403.23         15,744.11         306,659.12           23,971.76    194,217.44
                                   =================================================================================

NOTE 1 - SELLER WILL BE RESPONSIBLE FOR FORWARDING SALE TAXES COLLECTED TO THE STATE.

                                  SCHEDULE E

--------------------------------------------------------------------------------

DEERFIELD MALL
SECURITY DEPOSIT CREDIT
PRORATION MADE AS OF:    11:59 PM, THURSDAY, NOVEMBER 11, 1999

--------------------------------------------------------------------------------

                               SECURITY DEPOSITS

     MERCHANT NAME
     -------------
     ARRAY                                                       2,039.44
     AUTO INSURANCE WORLD                                        1,100.00
     AVMED                                                       2,717.84
     BILOTTI ITALIAN GRILL                                       2,545.02
     BLACKWELDERS (Primary Space)                                6,345.00
     BOCA DEERFIELD FOOTCARE A                                   1,770.00
     BOUKZAM, DR. MARK A., D.D                                   1,333.33
     CAT HOSPITAL                                                2,125.00
     LET'S TALK CELLULAR & WIR                                   2,080.00
     CLASS JEWELERS                                              4,134.00
     ISSAC'S INTERNATIONAL DELI                                  4,266.67
     DAIRY QUEEN                                                 2,664.39
     DEERFIELD BUZZ LIMITED, I                                   2,709.77
     DEERFIELD OPTOMETRIC CENT                                   3,035.00
     DEERFIELD TRAVEL                                            4,194.36
     DISTINCTIVE CARPET & TILE                                   1,769.14
     HABER CHIROPRACTIC CENTER                                   1,800.00
     HAIR-AN                                                     3,900.00
     HEARx                                                       2,752.77
     IDEAL CUT DIAMONDS                                          5,500.00
     LAW OFFICES OF COMITER, P                                   1,597.07
     LOLA'S FASHIONS                                             1,500.00
     NEW ART GALLERY                                             2,133.33
     PAK MAIL                                                    2,248.26
     PIN YIN CHINESE                                             6,789.04
     TODAYS HAIR & NAIL                                          3,600.00
     VITAMIN EMPORIUM                                            2,047.92
     WALL FURNITURE                                              7,000.00
                                                             ------------
     ENDING BALANCE                                             85,697.35
                                                             ============